SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                           FORM 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
1934



Date of Report (Date of earliest event reported)
December 8, 2000 (December 6, 2000)



                    VANGUARD AIRLINES, INC.

     (Exact name of registrant as specified in its charter)



DELAWARE
(State or other jurisdiction of incorporation)

0-27034
(Commission File Number)

48-1149290
(I.R.S. Employer Identification No.)



533 Mexico City Avenue
Kansas City International Airport
Kansas City, MO  64153
(Address of principal executive offices including zip code)



Registrant's telephone number,
including area code (816) 243-2100

Item 5.  Other Events.


Vanguard Airlines, Inc. (the "Company") issued a press release on December 6, 2000, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing it received notice that Nasdaq has scheduled a hearing on December 19, 2000, to review its continued listing on the Nasdaq SmallCap Market.

Item 7.  Financial Statements and Exhibits.


(c) Exhibits. The following Exhibits are filed with this report:


EXHIBIT NO.    DESCRIPTION

     99        Press Release, issued December 6, 2000.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VANGUARD AIRLINES, INC.



                         /s/ Jeff S. Potter
                         ------------------------
                         By: Jeff S. Potter
                         President and Chief Executive Officer

Date:          December 8, 2000

For Immediate Release
December 6, 2000

Contact:  Alan Carr
          816-243-2136
          acarr@flyvanguard.com

     Vanguard Airlines Updates Status of Nasdaq Listing

Kansas City, MO - Vanguard Airlines, Inc. (NasdaqSC: VNGD) today announced it received notice that Nasdaq has scheduled a hearing on December 19, 2000, to review its continued listing on the Nasdaq SmallCap Market. The Company currently fails to comply with the net tangible assets/market capitalization/net income requirement, as set forth in Nasdaq Marketplace Rule 4310(c)(02)(B).

Vanguard indicated that it will seek an extension from Nasdaq to meet the minimum requirements for continued listing on the Nasdaq SmallCap Market. The Company intends to pursue various alternatives to satisfy these requirements. Should these requirements not be satisfied before the soon-to-be scheduled hearing, or should Nasdaq fail to grant a further extension of time to allow the Company to become compliant, the Common Stock of Vanguard Airlines would no longer be eligible for listing on the Nasdaq SmallCap Market and would then be eligible to be quoted on the OTC Bulletin Board.

Kansas City-based Vanguard Airlines, which began service in December 1994, is a value-priced, 100 percent ticketless passenger airline. The airline provides convenient, scheduled jet service to thirteen cities: Atlanta, Austin (beginning Jan. 7,
2001), Buffalo/Niagara Falls, Chicago-Midway, Dallas/Ft. Worth, Denver, Kansas City, Los Angeles, Minneapolis/St. Paul, Myrtle Beach, New York-LaGuardia, New Orleans and Pittsburgh. The Company employs approximately 950 full-time equivalent employees and currently operates a fleet of 13 Boeing 737s. For more information on Vanguard, visit the Company's Web site at www.flyvanguard.com.

This press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements are made based on management's belief, as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Further information on such risks and uncertainties that could affect the Company's financial results are included in the Company's filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 1999, and in subsequent filings filed with the Securities and Exchange Commission.